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                            AIM GLOBAL INCOME FUNDS
                  SUPPLEMENT TO PROSPECTUS DATED JUNE 1, 1998

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO AIM STRATEGIC INCOME FUND (THE "FUND"):

Effective June 30, 1998, Kevin J. Rogers was named a Portfolio Manager for the Fund. Mr. Rogers has been a Portfolio Manager for the Sub-adviser since July 1997. Prior thereto, Mr. Rogers was a high yield bond analyst at Fidelity Management & Research Company (Boston) from 1988 to 1997. Cheng-Hock Lau, David B. Hughes and Craig Munro remain the other Portfolio Managers of the Fund.

                                                                   July 20, 1998